ACQUISITIONS	9 Months Ended	12 Months Ended
	Dec. 02, 2017	Feb. 25, 2017
ACQUISITIONS

NOTE 2—ACQUISITIONS AND OTHER INVESTMENTS

Plated

On September 20, 2017, the Company acquired DineInFresh, Inc. (“Plated”), a provider of meal kit services for purchase consideration of $219.5 million, consisting of cash consideration of $117.3 million, deferred cash consideration with a fair value of $42.1 million, and contingent consideration with a fair value of $60.1 million. The deferred cash consideration and the fair value of contingent consideration are recorded in Other long-term liabilities in the Condensed Consolidated Balance Sheet. The total deferred cash consideration is $50.0 million and will be paid out in installment payments over the next three years. In addition, the sellers have the potential to earn additional contingent consideration of up to $125.0 million if certain revenue targets are met over the next three years. See Note 4—Fair value measurements, for additional information related to the fair value of contingent consideration. The contingent consideration will be paid in cash or equity that is puttable to the Company in the event the Company’s parent does not complete an initial public offering or change of control within a certain period of time following the closing. The Plated acquisition was accounted for under the acquisition method of accounting. In a business combination, the purchase price is allocated to the fair values of the identifiable assets and liabilities, with any excess of purchase price over the fair value recognized as goodwill. Net assets acquired primarily consisted of intangible assets and goodwill valued at $67.1 million and $146.2 million, respectively. Intangible assets acquired consisted of trademarks and tradenames, customer lists and software. The goodwill is primarily attributable to synergies the Company expects to achieve related to the acquisition. In connection with the acquisition, the Company also recorded $6.3 million in acquisition-related costs related to unvested equity awards of Plated. The goodwill is not deductible for tax purposes. Pro forma results are not presented, as the acquisition was not considered material to the Company.

MedCart

On May 31, 2017, the Company acquired MedCart Specialty Pharmacy for $34.5 million, including the cost of acquired inventory. The acquisition was accounted for under the acquisition method of accounting and resulted in $11.6 million of goodwill that is deductible for tax purposes. In connection with the purchase, the Company provided an earn-out opportunity that has the potential to pay the sellers an additional $17.2 million, collectively, if the business achieves specified performance targets during the first three years subsequent to the acquisition. As the earn-out is conditioned on the continued service of the sellers, it will be recorded as future compensation expense based on the probability of achieving the performance targets. Pro forma results are not presented, as the acquisition was not considered material to the Company.

El Rancho

On November 16, 2017, the Company acquired an equity interest in El Rancho Supermercado (“El Rancho”), a Texas-based specialty grocer with 16 stores, for $100.0 million purchase consideration, consisting of $70.0 million in cash and $30.0 million of equity in the Company’s parent. The investment represents a 45% ownership interest in El Rancho which the Company is accounting for under the equity method. The Company has the option to acquire the remaining 55% of El Rancho at any time until six months after the delivery of El Rancho’s financial results for the fiscal year ended December 31, 2021. The price to be paid by the Company for the remaining outstanding equity of El Rancho will be calculated using a predetermined market-based formula.

Casa Ley

On December 1, 2017, the Company entered into an agreement with Tenedora CL del Noroeste, S.A. de C.V. (“Tenedora”) to sell its 49% equity interest in Casa Ley to Tenedora for $6.5 billion Mexican pesos. The sale, which is subject to customary closing conditions, is expected to be completed on or prior to February 28, 2018. As a result of this agreement, the Company’s equity investment in Casa Ley is classified in assets held for sale within Other current assets in the Condensed Consolidated Balance Sheet as of December 2, 2017. In connection with the sale, the Company recorded a loss, net of $25.0 million, which is included in Other expense (income), for the 40 weeks ended December 2, 2017, driven by the change in the fair value of the assets held for sale and the change in fair value of the related Casa Ley contingent value rights (“CVRs”). Following the completion of the sale, the Company expects to pay its cash obligation to the CVR holders using the net proceeds of the sale after taxes and expenses, together with approximately $11 million in cash on hand.

NOTE 2—ACQUISITIONS

Fiscal 2016

Haggen Transaction

During fiscal 2015 Haggen Holdings, LLC (“Haggen”) secured Bankruptcy Court approval for bidding procedures for the sale of 29 stores. On March 25, 2016, the Company entered into a purchase agreement to acquire the 29 stores from Haggen, including 15 stores originally sold to Haggen as part of the Federal Trade Commission (“FTC”) mandated divestitures, as discussed in further detail below, and certain trade names and intellectual property, for an aggregate purchase price of approximately $113.8 million, including the cost of acquired inventory. The fiscal 2016 Haggen transaction was accounted for under the acquisition method of accounting. The following summarizes the allocation of the fair value of assets acquired and liabilities assumed at the acquisition date (in millions):

June 2, 2016
Inventory	$31.8
Other current assets	2.5
Property and equipment	89.9
Intangible assets, primarily pharmacy scripts and trade names	31.4

Total assets acquired	155.6
Capital lease obligations	35.2
Other long-term liabilities	22.7

Total liabilities assumed	57.9

Net assets purchased	97.7
Goodwill	16.1

Total purchase consideration	$113.8

The goodwill recorded of $16.1 million is primarily attributable to the operational and administrative synergies expected to arise from the transaction. The goodwill associated with this transaction is expected to be deductible for tax purposes. This transaction did not have a material impact on the Company’s Consolidated Statement of Operations and Comprehensive Loss for fiscal 2016. Pro forma results are not presented, as the acquisition was not considered material to the consolidated Company. Third party acquisition-related costs were immaterial for fiscal 2016 and were expensed as incurred as a component of Selling and administrative expenses.

During fiscal 2016, the Company had other individually immaterial acquisitions resulting in net cash paid of $106.8 million and an additional $20.6 million of goodwill.

Fiscal 2015

Haggen Transaction

During the fourth quarter of fiscal 2014, in connection with the acquisition of Safeway and as discussed further in Note 3—Lease exit costs and properties held for sale, the Company announced that it had entered into agreements to sell 168 stores as required by the FTC as a condition of closing the Safeway acquisition. The Company sold 146 of these stores to Haggen. On September 8, 2015, Haggen commenced a case under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. After receiving FTC and state attorneys general clearance, and bankruptcy court approval, during the fourth quarter of fiscal 2015, the Company acquired 35 stores originally sold to Haggen as part of the FTC divestitures for an aggregate purchase price of $32.6 million. The fiscal 2015 Haggen transaction was accounted for under the acquisition method of accounting.

The 2015 Haggen transaction did not have a material impact on the Company’s Consolidated Statement of Operations for fiscal 2015. Pro forma results are not presented, as the acquisition was not considered material to the consolidated Company. Third party acquisition-related costs were immaterial for fiscal 2015 and were expensed as incurred as a component of Selling and administrative expenses.

A&P Transaction

On November 17, 2015, the Company completed its acquisition of 73 stores operated by A&P (the “A&P Transaction”) pursuant to Section 363 of Chapter 11 of the United States Bankruptcy Code. The purchase price for the 73 stores was $292.7 million, including the cost of acquired inventory. The acquired stores, which are principally located in the northern New York City suburbs, northern New Jersey and the greater Philadelphia area, are complementary to the Company’s existing store and distribution base and have been bannered as Acme stores.

The A&P Transaction was accounted for under the acquisition method of accounting. The following table summarizes the final allocation of the fair value of assets acquired and liabilities assumed (in millions):

November 17, 2015
Current assets, including $1.7 million in acquired cash	$51.1
Property and equipment	133.9
Intangible assets	67.1

Total assets acquired	252.1
Current liabilities	2.3
Capital lease obligations	71.7
Other long-term liabilities	16.2

Total liabilities assumed	90.2

Net assets purchased	161.9
Goodwill	130.8

Total purchase consideration	$292.7

The identifiable intangible assets acquired consisted of the following as of the date of the A&P Transaction (in millions):

Beneficial lease rights	$44.0
Customer lists, including prescription files	19.4
Other intangibles	2.5

Total finite intangible assets	65.9
Liquor licenses	1.2

Total identifiable intangible assets	$67.1

The goodwill recorded of $130.8 million is primarily attributable to the operational and administrative synergies expected to arise from the acquisition. The goodwill associated with this acquisition is deductible for tax purposes.

This acquisition did not have a material impact on the Company’s Consolidated Statement of Operations for fiscal 2015. Pro forma results are not presented, as the acquisition was not considered material to the consolidated Company. Third party acquisition-related costs of $11.1 million in fiscal 2015 were expensed as incurred as a component of Selling and administrative expenses.

Fiscal 2014

Safeway Acquisition

On January 30, 2015, the Company completed its acquisition of Safeway by acquiring all of the outstanding shares of Safeway for cash consideration of $34.92 per share or $8,263.5 million and issuing contingent value rights of $1.0266 and $0.0488 per share relating to Safeway’s 49% interest in Casa Ley and deferred consideration related to Safeway’s previous sale of the Property Development Centers, LLC (“PDC”) assets, respectively, for an aggregate fair value of $270.9 million. The Casa Ley contingent value rights (“Casa Ley CVR”) will entitle the holder to a pro rata share of the net proceeds from the sale of Casa Ley. In the event that Casa Ley is not sold prior to January 30, 2018, holders of the Casa Ley CVR will be entitled to receive their pro rata portion of the fair market value of such remaining interest minus certain fees, expenses and assumed taxes that would have been deducted from the proceeds of a sale of Casa Ley. The PDC contingent value right will entitle the holder to a pro rata share of the net proceeds from any deferred consideration relating to the previous sale of the PDC assets. At the time of the acquisition, Safeway operated 1,325 supermarkets under the banners Safeway, Vons, Pavilions, Randalls, Tom Thumb and Carrs Quality Centers, with an extensive network of distribution, manufacturing and food processing facilities. Safeway also owned and operated GroceryWorks.com Operating Company, LLC an online grocery channel. The acquisition was financed through a combination of debt financing and equity contributions.

The Safeway acquisition allowed the Company to expand into various new and existing markets and provided the Company access to a broad range of brands and own brand products. The acquisition was accounted for under the acquisition method of accounting. The following table summarizes the final allocation of the fair value of assets acquired and liabilities assumed at the date of the Safeway acquisition (in millions):

January 30, 2015
Cash	$2,202.9
Receivables	348.4
Inventories	2,493.7
Other current assets	614.1
Property and equipment	8,102.4
Intangible assets	3,102.2
Other assets	719.7

Total assets acquired	17,583.4
Current liabilities	2,984.8
Long-term capital lease obligations	514.2
Long-term debt	2,470.3
Long-term deferred income taxes	1,817.1
Other long-term liabilities	2,205.0

Total liabilities assumed	9,991.4

Net assets purchased	7,592.0
Goodwill	942.4

Total purchase consideration	$8,534.4

The identifiable intangible assets acquired consisted of the following as of the date of the Safeway acquisition (in millions):

Trade names	$1,458.0
Beneficial lease rights	367.2
Customer lists, including prescription files and licenses	865.2
Internally developed software and loyalty program technology	375.3

Total finite intangible assets	3,065.7
Liquor licenses	36.5

Total identifiable intangible assets	$3,102.2

The goodwill recorded of $942.4 million is primarily attributable to the operational and administrative synergies expected to arise from the acquisition. The acquisition is treated as a stock purchase for income tax purposes, and the assets acquired and liabilities assumed as part of the acquisition did not result in a step up of tax basis and goodwill is not deductible for tax purposes. Third party acquisition-related costs of $110.5 million in fiscal 2014 were expensed as incurred as a component of Selling and administrative expenses.

As part of the Safeway acquisition, the Company assumed long-term debt and long-term capital lease obligations with fair values of $2,470.3 million and $514.2 million, respectively. Immediately following the acquisition, the Company redeemed $864.6 million of assumed debt and paid accrued interest and breakage fees of $8.6 million.

Safeway contributed revenues of $2,696.0 million and an operating loss of $184.2 million for the period from January 31, 2015 to February 28, 2015.

Unaudited Supplemental Pro Forma Information

The pro forma financial information as presented below is for informational purposes only and is not indicative of operations that would have been achieved from the Safeway acquisition had they occurred at the beginning of fiscal 2014. The pro forma results exclude the results of operations for the divested stores and PDC. Supplemental information on an unaudited pro forma basis is as follows (in millions):

Fiscal 2014
Net sales and other revenue	$57,496.9
Loss from continuing operations, net of tax	$(281.5)

The unaudited pro forma supplemental amounts have been calculated to reflect interest expense, net and additional depreciation and amortization that would have been charged assuming the fair value adjustments to the acquired assets and assumed liabilities and related financing events had been applied from the beginning of fiscal 2014 with the related tax effects.